Investment Strategy - VanEck MSCI EM Analyst Sentiment ETF	Mar. 20, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The EM Sentiment Index is comprised of a subset of stocks from the MSCI Emerging Markets Index (the "Parent Index") universe that exhibit positive analyst sentiment signals. The Parent Index is an equity index composed of large- and mid-capitalization companies across emerging markets countries. The EM Sentiment Index uses a systematic, rules-based methodology that tracks changes in composite analyst outlook (the “Analyst Sentiment Factor”) by selecting companies with favorable upward revisions to future estimates of cash flow, earnings per share (EPS), price targets, and sales, along with upgrades in analyst recommendations, thereby reflecting improving sentiment toward company performance. The EM Sentiment Index uses an optimization process that aims to maximize exposure to the Analyst Sentiment factor while limiting unintended deviations in risk characteristics relative to the Parent Index, including constraints on tracking error, sector weights, country weights, and individual security weights.
The Fund may invest in depositary receipts and in equity securities denominated in foreign currencies to track the EM Sentiment Index’s exposure. As of February 27, 2026, the EM Sentiment Index included 100 securities of companies with a full market capitalization range between approximately $1.6 trillion and $6.2 billion, and a weighted average full market capitalization of $399.5 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The EM Sentiment Index is calculated by MSCI, Inc. (the “Index Provider” or “MSCI”). The EM Sentiment Index is reviewed and rebalanced on a quarterly basis in accordance with its methodology.
Using a passive (“indexing”) investment approach, the Fund seeks to track the performance of the EM Sentiment Index by investing in a portfolio of securities that generally tracks the EM Sentiment Index. The Fund generally seeks to replicate the EM Sentiment Index by investing in all of the securities comprising the EM Sentiment Index, but may utilize a representative sampling approach in certain circumstances, such as when it is not practicable to purchase all EM Sentiment Index constituents. Unlike many investment companies that attempt to outperform a benchmark, the Fund does not try to “beat” the Index and does not engage in active management. The Fund also does not take temporary defensive positions (such as moving a substantial portion of assets to cash or shorting securities) that would be inconsistent with its investment objective of tracking the EM Sentiment Index.
The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act of 1940”), and therefore it may invest a greater percentage of its assets in a particular issuer than a diversified fund would. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index is concentrated in an industry or group of industries. As of February 28, 2026, each of the information technology, financials, and basic materials sectors represented a significant portion of the Index.

Rule 35d-1 Eighty Percent Investment Policy [Text Block]	The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes.